UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2015

Date of reporting period :	September 1, 2014 — August 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNVAX

Putnam International Capital Opportunities Fund

Annual report
8 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
International Capital
Opportunities Fund

Annual report
8 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	25

Federal tax information	54

About the Trustees	55

Officers	57

Consider these risks before investing: Stock prices may fall or fail to rise over time for several reasons, including both general financial market conditions and factors related to a specific issuer or industry. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

A string of negative developments has kept markets on edge in recent months. Greece’s debt crisis flared, oil prices dropped again, and the People’s Bank of China, in an effort to stem a slumping economy, unexpectedly devalued the yuan. The cumulative effect of these events appeared to contribute to a brief correction in global stock markets during late summer.

Through it all, the U.S. economy has remained resilient, which is likely to prompt the Federal Reserve to raise interest rates for the first time in over a decade. If higher interest rates in the U.S. markets attract global capital, regions outside of the United States could experience greater market volatility and constrained growth.

In contrast, central banks in Europe, Japan, and China appear committed, for the foreseeable future, to low-interest-rate policies to foster growth. The different trajectories of central bank policies may be another source of volatility.

Amid changing market conditions, you may find it reassuring to know that Putnam’s portfolio managers have deep experience and research-driven viewpoints that guide their investment decisions. The interview in the following pages provides you with additional insight into economic and market conditions, as well as a review of your fund’s performance. We also would encourage you to consult with your financial advisor to discuss whether your mix of investments requires any adjustment to stay on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam International Capital Opportunities Fund

Tapping a world of potential in small international companies

In international economies, as in the United States, small and midsize companies can offer attractive long-term investment potential. Since 1995, Putnam International Capital Opportunities Fund has sought to capitalize on this large and diverse universe of stocks. Backed by a team of highly skilled equity analysts, the fund's managers have the flexibility to invest in growth- and value-style stocks.

A diverse range of markets

Putnam International Capital Opportunities Fund invested in 26 countries outside the United States as of August 31, 2015.

Fundamental business strength and attractive valuations

Putnam International Capital Opportunities Fund holdings
U.S. small-cap stocks
13.88%
7.14%
12.05x
23.16x
Return on equity (ROE)
(as of 8/31/15, most recent fiscal year-end)
Price/earnings ratio
(projected for year ended 8/31/16)

ROE is a company's net income divided by average common shareholders' equity in the company. Data exclude stocks with an ROE less than zero or greater than 100.

Price/earnings ratio is the market capitalization divided by after-tax earnings.

U.S. small-cap stocks are represented by the Russell 2000 Index. It is not possible to invest directly in an index.

"We determine a value for companies by analyzing cash flows, earnings, and balance sheets, and we try to own companies when we believe their stocks are priced at a discount to our estimate of their intrinsic value."

Joseph P. Joseph
Portfolio Manager
Putnam International Capital Opportunities Fund

2 International Capital Opportunities Fund

International Capital Opportunities Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com

4	International Capital Opportunities Fund

Interview with
your fund’s
portfolio manager

What was the market environment like for stocks of international small and midsize companies during the 12-month reporting period ended August 31, 2015?

International stocks faced troubling macroeconomic conditions for much of the reporting period. During the early months, a weaker U.S. dollar and a stronger euro acted as headwinds for European companies. However, that dynamic began to reverse when the European Central Bank [ECB] announced a large-scale economic stimulus in January 2015, and speculation intensified that the Federal Reserve might begin to raise U.S. interest rates, which helped the dollar to strengthen against other currencies. In Japan, a consumption tax acted as a drag on domestic consumer spending, which, along with macroeconomic conditions, contributed to a somewhat volatile Japanese stock market. International stock investors were also transfixed by the Greek debt crisis, which generated headline risk as European policymakers and the Greek government tried to renegotiate a deal with creditors to prevent Greece from defaulting on its debt payments. Finally, a China-led emerging-market slowdown generated a fair amount of uncertainty for emerging-market companies as well as European, Japanese, and Australian exporters. Falling commodity prices and foreign currency volatility also characterized the period.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

International Capital Opportunities Fund	5

International equity markets became agitated in July with all the uncertainty, but the volatility rose considerably in August when the People’s Bank of China unexpectedly devalued the Chinese yuan against the U.S. dollar. The surprise announcement followed earlier reports that China’s exports fell in July and that producer prices continued their nearly four-year deflationary trend. Many analysts concluded that the devaluation was a further indication of China’s economic stress despite the government’s previous efforts to boost exports and stimulate the domestic economy. The unexpected announcement sent global equity markets sharply lower before rebounding on reassuring comments from central bankers and positive U.S. economic data. However, worries about the pace of global growth and considerable market volatility persisted as the period came to a close.

While absolute returns for international equity market indexes were negative across the board, as they were for most U.S. stock market benchmarks, emerging markets struggled most. European and Pacific Rim stocks held up relatively better, with performance that did not fall too far behind that of U.S. stocks. The fund’s focus on international small- and mid-cap stocks was positive relatively speaking, as these asset classes outperformed international larger-cap stocks during the reporting period.

How did Putnam International Capital Opportunities Fund perform in this environment?

For the 12 months ended August 31, 2015, the fund underperformed its benchmark, the S&P Developed Ex-U.S. SmallCap Index, and the average return of its Lipper peer group, International Small/Mid-Cap Core Funds. Our decision to maintain

Allocations are shown as a percentage of the fund’s net assets as of 8/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	International Capital Opportunities Fund

a larger-than-benchmark weighting in Australian iron ore producers as well as other economically sensitive holdings in Australia exposed to the slowdown in China, and the portfolio’s overweight positions in several oil and gas exploration and production [E&P] companies, was responsible for much of the fund’s underperformance relative to the benchmark.

What stocks detracted most from the fund’s relative performance during the reporting period?

Even though the fund has limited direct investments in Chinese companies, several of the fund’s biggest detractors were domiciled in countries that are key trading partners with China — making them indirectly exposed to the economic slowdown there. The fund’s biggest detractor, Seven West Media, is a diversified Australian media company, engaged in television broadcasting, newspaper and magazine publishing, and online and radio broadcasting. With the broader business climate struggling across Australia, advertising revenues fell, adversely affecting earnings.

Australia’s economy depends heavily on the commodities sector, and its stock market felt the effects of weaker global growth, which adversely affected holdings in the materials

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/15. Short-term investments and derivatives, if any, are excluded. Summary information may differ from the information in the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes. Holdings may vary over time.

International Capital Opportunities Fund	7

sector. The fund’s investments in the Australian iron ore producers Arrium, Mount Gibson Iron, and Atlas Iron declined on global weakness in the price of iron ore. An unfavorable supply/ demand imbalance materialized early in the period when a substantial uptick in production capacity coincided with a decline in Chinese demand for the commodity.

In the energy sector, greater-than-benchmark investments in the U.K.-based E&P company, Afren PLC, as well as Canada-based Bankers Petroleum and Trinidad Drilling, detracted from the fund’s relative returns. All three companies’ stock prices suffered in the wake of falling energy prices. However, Afren, which has operations in Africa and the Kurdish region of Iraq, also came under pressure when oil reserves were found to be lower than originally expected.

Finally, the fund’s investments in Sungwoo Hitech, a South Korean automobile components supplier, were negatively affected by lower sales at Kia and Hyundai, which were in the process of refreshing their product lines.

What holdings contributed positively to performance during the reporting period?

Three of the fund’s top four performers were based in Japan. Ain Pharmaciez and Tsuruha Holdings are pharmacies that are benefiting from the demographics of an aging population and increased dependence on medications to stay healthy. Tsuruha Holdings reached our price target and was sold before period-end to lock in profits. Shionogi & Co., Ltd. is a pharmaceutical company that distributes a treatment for HIV, which was approved by the FDA in 2013. Sales of the drug have been better than expected. We are optimistic about future earnings, as we believe the company has promising drug therapies in its pipeline.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	International Capital Opportunities Fund

Pegatron, a Taiwanese electronic component manufacturer, is a major supplier to Apple and benefited from strong iPhone sales. The company has been a strong performer for the fund for some time, and we continue to like the stock’s prospects. Smurfit Kappa Group is Europe’s leading corrugated packaging company and one of the leading paper-based packaging companies in the world. As Europe’s economy has improved, the company has seen increased sales. In addition, pricing for the company’s products has been solid given an improving supply/ demand balance for containerboard.

Were there any significant changes in the fund’s strategy during the period as a result of the increased market volatility?

We did not make any significant changes to the fund’s investment strategy or asset allocation. Given the high degree of uncertainty in the market today, we believe it is as important as ever to hold true to our disciplined investment philosophy and process, which focuses less on macroeconomic conditions and sector-level expectations and more on stock-specific drivers.

The increase in oil production from North American shale reserves in recent years, combined with weaker emerging-market demand, caused oil prices to fall sharply during the period. The price shock had an adverse impact on energy companies in the portfolio, particularly E&P companies. We sold Arrium, Atlas Iron, Bankers Petroleum, and Trinidad Drilling before period-end given our expectations for weaker demand from China and its impact on commodities in general, and our deteriorating outlook for these companies. The portfolio’s exposure to the energy and materials sectors declined over the period as a byproduct of these sales as well as organically through market pressure on the stock prices of companies in these two sectors.

What are your expectations for the performance of international small- and mid-cap stocks in the coming months?

China’s economic slowdown, the sharp correction in its volatile stock market, and the country’s so-called “shadow” banking system pose a risk for global markets and the Asian emerging markets in particular. However, while China is a concern, we believe that stocks of multinational corporations generally reflect the slowdown in China and its impact on corporate earnings.

Looking ahead, increased global monetary stimulus, weaker currencies, and lower oil prices will be tailwinds for international stock performance, in our view. As we saw with the Fed in the United States, the ECB’s quantitative easing is creating liquidity in European financial markets and adding economic stimulus across the eurozone. In addition, we believe that structural reforms in Japan will provide a boost to these markets and that government-imposed regulatory changes will also gradually enhance the health of certain industries. We also believe that corporate restructurings and merger-and-acquisition activity may continue to help international stocks advance, particularly in developed markets. In our view, weaker currencies and corporate restructuring actions make it more likely that Japanese and European companies will grow faster than their U.S. counterparts.

Thank you, Joe, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

International Capital Opportunities Fund	9

Portfolio Manager Joseph P. Joseph has an M.B.A. from Stern School of Business at New York University and a B.A. from Loyola College. He joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy J. Farina, CFA, and John McLanahan, CFA.

IN THE NEWS

Collapsing commodity prices caused turbulence in global markets this summer. One of the leading factors pressuring prices was the economic slowdown in China. China remains the world’s second-largest economy and the largest consumer of most commodities, representing about 40% to 50% of global commodity demand. Much of China’s slowdown has been attributed to government efforts to transform the economy by changing the engine of growth from exports to consumer spending. With less need to build new infrastructure, the demand for commodities such as oil, copper, and steel has fallen. As a result, global prices of such commodities have dropped nearly 20% year to date. Furthermore, the price of crude oil is more than 50% below levels seen in 2014, although supply and demand factors outside China have played a significant role in the price movements for this commodity. Global oil supplies surged as North American companies increased production, and the United States emerged as one of the world’s largest producers. Meanwhile, OPEC has continued to maintain last year’s levels of oil production, but demand growth has moderated.

10	International Capital Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.39%	9.06%	9.05%	9.05%	8.57%	8.57%	8.84%	8.65%	9.13%	9.61%

10 years	56.27	47.29	47.15	47.15	44.99	44.99	48.70	43.49	52.55	60.26
Annual average	4.57	3.95	3.94	3.94	3.78	3.78	4.05	3.68	4.31	4.83

5 years	33.16	25.50	28.26	26.26	28.24	28.24	29.91	25.36	31.54	34.89
Annual average	5.89	4.65	5.10	4.77	5.10	5.10	5.37	4.62	5.64	6.17

3 years	18.78	11.95	16.10	13.10	16.13	16.13	17.02	12.93	17.87	19.68
Annual average	5.90	3.83	5.10	4.19	5.11	5.11	5.38	4.14	5.63	6.17

1 year	–10.70	–15.84	–11.38	–15.74	–11.36	–12.23	–11.14	–14.25	–10.92	–10.46

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

International Capital Opportunities Fund	11

Comparative index returns For periods ended 8/31/15

		Lipper International
	S&P Developed	Small/Mid-Cap Core Funds
	Ex-U.S. SmallCap Index	category average*

Annual average
(life of fund)	6.97%	9.25%

10 years	83.13	60.39
Annual average	6.24	4.77

5 years	59.62	45.52
Annual average	9.80	7.66

3 years	39.12	33.92
Annual average	11.64	10.16

1 year	–4.44	–6.38

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/15, there were 69, 49, 43, 21, and 6 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,715 and $14,499, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,349. A $10,000 investment in the fund’s class R and Y shares would have been valued at $15,255 and $16,026, respectively.

12	International Capital Opportunities Fund

Fund price and distribution information For the 12-month period ended 8/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.734		$0.383	$0.421	$0.523		$0.633	$0.841

Capital gains

Long-term gains	0.155		0.155	0.155	0.155		0.155	0.155

Short-term gains	—		—	—	—		—	—

Total	$0.889		$0.538	$0.576	$0.678		$0.788	$0.996

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/14	$39.38	$41.78	$39.11	$39.03	$39.12	$40.54	$38.82	$39.43

8/31/15	34.27	36.36	34.12	34.02	34.08	35.32	33.79	34.30

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.24%	8.92%	8.91%	8.91%	8.43%	8.43%	8.70%	8.50%	8.99%	9.46%

10 years	48.16	39.64	39.51	39.51	37.45	37.45	40.96	36.03	44.62	51.96
Annual average	4.01	3.40	3.39	3.39	3.23	3.23	3.49	3.12	3.76	4.27

5 years	15.83	9.17	11.57	9.57	11.54	11.54	13.00	9.04	14.41	17.28
Annual average	2.98	1.77	2.21	1.84	2.21	2.21	2.47	1.75	2.73	3.24

3 years	11.38	4.98	8.93	5.93	8.92	8.92	9.77	5.92	10.56	12.24
Annual average	3.66	1.63	2.89	1.94	2.89	2.89	3.15	1.94	3.40	3.92

1 year	–5.35	–10.80	–6.06	–10.68	–6.08	–7.00	–5.81	–9.11	–5.60	–5.13

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

International Capital Opportunities Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 8/31/14	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Annualized expense ratio for
the six-month period ended
8/31/15*†	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.19% from annualizing the performance fee adjustment for the six months ended 8/31/15.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2015, to August 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.14	$9.80	$9.80	$8.58	$7.36	$4.91

Ending value (after expenses)	$948.30	$944.60	$944.70	$946.10	$947.30	$949.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	International Capital Opportunities Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2015, use the following calculation method. To find the value of your investment on March 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.36	$10.16	$10.16	$8.89	$7.63	$5.09

Ending value (after expenses)	$1,018.90	$1,015.12	$1,015.12	$1,016.38	$1,017.64	$1,020.16

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

International Capital Opportunities Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Developed Ex-U.S. SmallCap Index is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16	International Capital Opportunities Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2015, Putnam employees had approximately $492,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

International Capital Opportunities Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	International Capital Opportunities Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

International Capital Opportunities Fund	19

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of

20 International Capital Opportunities Fund

20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services

International Capital Opportunities Fund	21

that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper International Small/ Mid-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	4th

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 49, 44 and 41 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees expressed concern about your fund’s fourth quartile performance over the one-year, three-year and five-year periods

22 International Capital Opportunities Fund

ended December 31, 2014 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over these periods was due in part to the fund’s emphasis on investing in securities that the fund’s portfolio managers believed were undervalued by the market when value-based investment strategies generally underperformed. They also considered Putnam Management’s view that the fund’s security selection and its underweight position in securities of companies within the smallest capitalization range had detracted from the fund’s performance over these periods.

The Trustees considered that the fund’s portfolio managers believed that their investment process would yield attractive results over a market cycle. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management

International Capital Opportunities Fund	23

and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management.

The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24 International Capital Opportunities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Capital Opportunities Fund 25

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders of
Putnam International Capital Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Capital Opportunities Fund (the “fund”) at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 9, 2015

26 International Capital Opportunities Fund

The fund’s portfolio 8/31/15

COMMON STOCKS (99.5%)*	Shares	Value

Australia (4.3%)
Asaleo Care, Ltd.	2,687,062	$3,451,607

Challenger, Ltd.	851,515	4,332,762

Fairfax Media, Ltd.	6,664,614	4,055,156

Flight Centre Travel Group, Ltd. S	86,530	2,279,042

Mount Gibson Iron, Ltd. S	6,426,298	800,323

Primary Health Care, Ltd.	1,182,504	3,483,930

Seven West Media, Ltd.	7,825,486	4,622,276

23,025,096
Austria (1.1%)
EVN AG	128,820	1,428,019

voestalpine AG	121,674	4,431,311

5,859,330
Belgium (2.7%)
Bekaert NV	88,709	2,567,626

bpost SA	169,474	4,121,045

Colruyt SA	49,465	2,407,593

Delhaize Group	59,072	5,271,596

14,367,860
Canada (4.3%)
Cogeco Cable, Inc.	55,100	2,781,386

Genworth MI Canada, Inc. S	152,700	3,537,774

Home Capital Group, Inc. S	123,200	2,575,251

InnVest Real Estate Investment Trust R	710,000	2,833,308

Quebecor, Inc. Class B	185,100	3,967,635

Transcontinental, Inc. Class A	367,000	4,003,078

Western Forest Products, Inc.	2,541,700	3,651,424

23,349,856
China (1.3%)
Geely Automobile Holdings, Ltd.	11,395,000	4,410,939

Skyworth Digital Holdings, Ltd.	4,716,000	2,720,050

7,130,989
Denmark (2.0%)
DSV A/S	128,099	4,566,956

NKT Holding A/S	33,617	1,815,978

Topdanmark A/S †	153,303	4,261,607

10,644,541
Faroe Islands (0.3%)
Bakkafrost P/F	48,125	1,462,456

Finland (1.4%)		1,462,456
Stora Enso OYJ Class R	318,803	2,820,683

Tieto OYJ	187,114	4,795,209

7,615,892
France (4.2%)
BioMerieux	16,226	1,836,444

Elior	95,437	1,933,753

Eurazeo SA	69,143	4,488,194

Faurecia	111,740	4,008,375

Ipsen SA	30,194	2,022,060

Saft Groupe SA	47,663	1,741,310

International Capital Opportunities Fund	27

COMMON STOCKS (99.5%)* cont.	Shares	Value

France cont.
Technicolor SA	720,868	$5,342,317

Technip SA	23,264	1,265,888

22,638,341
Germany (5.7%)
Bertrandt AG	32,473	3,531,581

Dialog Semiconductor PLC †	81,661	3,912,435

Draegerwerk AG & Co., KGaA (Preference)	32,766	3,122,658

Duerr AG	68,016	5,266,980

Gerresheimer AG	46,993	3,403,435

STADA Arzneimittel AG	50,084	1,726,140

TUI AG (London Exchange)	299,089	5,287,469

TUI AG (Xetra Exchange)	268,336	4,817,299

31,067,997
Greece (0.5%)
Mytilineos Holdings SA †	478,059	2,432,445

2,432,445
Hong Kong (2.2%)
Dah Sing Financial Holdings	704,400	3,844,636

Luk Fook Holdings International, Ltd.	1,309,000	3,378,043

Techtronic Industries Co., Ltd.	1,359,500	4,920,481

12,143,160
Ireland (2.2%)
Permanent TSB Group Holdings PLC †	1,135,356	6,157,740

Smurfit Kappa Group PLC	201,433	5,945,729

12,103,469
Italy (4.9%)
A2A SpA	2,271,214	2,792,947

Azimut Holding SpA	57,974	1,271,299

Banca Popolare dell’Emilia Romagna SC	515,746	4,393,032

Banca Popolare di Milano Scarl	5,910,507	6,267,288

DiaSorin SpA	31,509	1,449,213

Mediaset SpA	981,133	4,677,908

Recordati SpA	120,526	2,871,043

Salini Impregilo SpA	720,450	3,011,921

26,734,651
Japan (23.6%)
ADEKA Corp.	372,300	4,686,186

Ain Pharmaciez, Inc.	127,700	5,867,027

Dowa Holdings Co., Ltd.	498,000	4,341,865

Fuji Electric Co., Ltd.	1,046,000	4,158,634

Fuji Machine Manufacturing Co., Ltd.	293,700	2,635,754

Hazama Ando Corp.	552,900	3,625,649

Hisamitsu Pharmaceutical Co., Inc.	72,900	2,528,515

Japan Airlines Co., Ltd.	173,900	6,189,454

Japan Petroleum Exploration Co.	140,200	4,128,461

Kurita Water Industries, Ltd.	197,700	4,119,192

Kuroda Electric Co., Ltd.	234,400	4,346,362

KYORIN Holdings, Inc.	142,300	2,523,570

Maeda Road Construction Co., Ltd.	294,000	5,257,492

Mandom Corp.	123,800	4,518,621

Maruichi Steel Tube, Ltd.	184,600	4,705,027

28 International Capital Opportunities Fund

COMMON STOCKS (99.5%)* cont.	Shares	Value

Japan cont.
Miraca Holdings, Inc.	92,200	$3,962,239

Namco Bandai Holdings, Inc.	229,800	5,322,542

Sawai Pharmaceutical Co., Ltd.	79,200	5,004,099

Shinsei Bank, Ltd.	1,311,000	2,833,192

Shionogi & Co., Ltd.	139,100	5,461,426

Showa Corp.	468,000	3,956,778

Stanley Electric Co., Ltd.	192,500	3,752,031

Sumitomo Bakelite Co., Ltd.	1,129,000	4,358,246

Sumitomo Forestry Co., Ltd.	386,600	4,336,833

Sumitomo Warehouse Co., Ltd. (The)	508,000	2,581,169

Suzuken Co., Ltd.	156,450	5,381,255

Taikisha, Ltd.	201,300	4,561,151

Takuma Co., Ltd.	470,000	3,671,300

Tokai Rika Co., Ltd.	192,600	4,100,306

TS Tech Co., Ltd.	170,500	4,577,700

127,492,076
Netherlands (0.7%)
PostNL NV †	974,819	3,674,767

3,674,767
New Zealand (1.3%)
Air New Zealand, Ltd.	2,700,151	4,227,048

Spark New Zealand, Ltd.	1,437,227	3,078,891

7,305,939
Norway (1.9%)
Salmar ASA	308,465	4,683,931

SpareBank 1 SR-Bank ASA	570,197	3,092,289

Storebrand ASA †	724,437	2,481,356

10,257,576
Singapore (0.9%)
Great Eastern Holdings, Ltd.	217,900	3,213,564

SembCorp Industries, Ltd.	667,600	1,618,080

4,831,644
South Africa (1.2%)
Mondi PLC	278,744	6,297,164

6,297,164
South Korea (2.8%)
Hyundai Home Shopping Network Corp.	18,535	2,013,737

Hyundai Marine & Fire Insurance Co., Ltd.	135,956	3,218,574

Lotte Food Co., Ltd.	7,325	6,824,900

Sungwoo Hitech Co., Ltd.	453,539	3,002,503

15,059,714
Spain (0.5%)
Enagas SA	101,535	2,778,738

2,778,738
Sweden (1.0%)
JM AB	147,034	3,860,249

Modern Times Group MTG AB Class B	66,985	1,816,361

5,676,610
Switzerland (5.6%)
Bucher Industries AG	18,990	4,301,584

Clariant AG	255,047	4,593,712

Forbo Holding AG	4,775	5,149,691

International Capital Opportunities Fund 29

COMMON STOCKS (99.5%)* cont.	Shares	Value

Switzerland cont.
Georg Fischer AG	6,982	$4,178,832

Implenia AG	77,765	4,280,457

Partners Group Holding AG	10,112	3,257,045

Swiss Life Holding AG	19,707	4,607,139

30,368,460
Taiwan (5.4%)
ASUSTeK Computer, Inc.	436,000	3,966,560

Catcher Technology Co., Ltd.	497,000	5,071,429

Highwealth Construction Corp. †	1,260,000	1,947,935

Innolux Corp.	5,602,000	1,980,053

Pegatron Corp.	3,569,000	9,236,224

Radiant Opto-Electronics Corp.	683,539	1,991,625

Teco Electric and Machinery Co., Ltd.	4,939,000	3,719,127

TSRC Corp. †	1,921,160	1,204,563

29,117,516
United Kingdom (16.7%)
Aberdeen Asset Management PLC	714,504	3,461,727

Afren PLC † F S	4,060,504	6

Ashmore Group PLC S	963,067	3,872,637

Barratt Developments PLC	654,492	6,401,245

Beazley PLC	1,016,859	5,181,792

Bellway PLC	115,547	4,371,861

Berkeley Group Holdings PLC	118,343	6,062,883

Britvic PLC	423,189	4,320,802

Galliford Try PLC	112,244	2,968,876

Jupiter Fund Management PLC	939,661	6,374,856

Man Group PLC	1,748,594	4,305,022

Mitie Group PLC	376,609	1,710,470

Morgan Sindall Group PLC	256,954	3,235,606

Next PLC	42,601	5,180,698

Pace PLC	911,801	4,761,512

Persimmon PLC	180,568	5,764,945

Rexam PLC	472,855	3,887,829

Savills PLC	558,573	7,694,074

Schroders PLC	116,270	5,017,064

Tate & Lyle PLC	294,434	2,423,976

Thomas Cook Group PLC †	2,092,335	3,432,227

90,430,108
United States (0.8%)
Aspen Insurance Holdings, Ltd.	99,814	4,582,461

		4,582,461

Total common stocks (cost $531,735,298)		$538,448,856

30 International Capital Opportunities Fund

SHORT-TERM INVESTMENTS (2.3%)*		Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.26% [d]	Shares	10,388,567	$10,388,567

Putnam Short Term Investment Fund 0.13% L	Shares	759,082	759,082

SSgA Prime Money Market Fund Class N 0.06% P	Shares	920,000	920,000

U.S. Treasury Bills 0.01%, October 1, 2015 Δ		$30,000	30,000

U.S. Treasury Bills 0.03%, October 15, 2015 Δ		210,000	209,992

U.S. Treasury Bills 0.16%, February 11, 2016 Δ		111,000	110,910

Total short-term investments (cost $12,418,561)			$12,418,551

TOTAL INVESTMENTS

Total investments (cost $544,153,859)			$550,867,407

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2014 through August 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $541,287,476.

† This security is non-income-producing.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $613,816 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Consumer discretionary	24.1%
Financials	20.2
Industrials	19.4
Materials	10.5

International Capital Opportunities Fund	31

FORWARD CURRENCY CONTRACTS at 8/31/15 (aggregate face value $161,024,579)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Euro	Buy	9/16/15	$2,483,931	$2,564,629	$(80,698)

Barclays Bank PLC
	Australian Dollar	Sell	10/21/15	1,542,386	1,655,771	113,385

	Euro	Sell	9/16/15	4,402,857	4,305,548	(97,309)

	Hong Kong Dollar	Buy	11/18/15	5,553,430	5,552,143	1,287

	Japanese Yen	Sell	11/18/15	1,164,627	1,141,720	(22,907)

	Singapore Dollar	Buy	11/18/15	1,044,409	1,070,424	(26,015)

	Swiss Franc	Buy	9/16/15	3,200,324	3,283,587	(83,263)

Citibank, N.A.
	Australian Dollar	Sell	10/21/15	3,642,580	3,910,127	267,547

	Danish Krone	Sell	9/16/15	1,659,149	1,585,188	(73,961)

	Euro	Buy	9/16/15	4,446,630	4,346,293	100,337

	Japanese Yen	Sell	11/18/15	778,625	766,555	(12,070)

Credit Suisse International
	British Pound	Buy	9/16/15	1,540,510	1,563,464	(22,954)

	Euro	Buy	9/16/15	3,301,582	3,257,238	44,344

	Japanese Yen	Sell	11/18/15	4,280,854	4,182,147	(98,707)

	New Zealand Dollar	Sell	10/21/15	6,435,630	6,731,478	295,848

	Norwegian Krone	Sell	9/16/15	2,743,194	3,074,307	331,113

	Swiss Franc	Buy	9/16/15	1,722,909	1,767,503	(44,594)

Deutsche Bank AG
	Australian Dollar	Buy	10/21/15	10,470,094	10,488,843	(18,749)

	British Pound	Buy	9/16/15	7,735,078	7,686,292	48,786

	Euro	Sell	9/16/15	4,290,732	4,197,047	(93,685)

Goldman Sachs International
	British Pound	Sell	9/16/15	2,334,854	2,392,569	57,715

	Danish Krone	Sell	9/16/15	2,866,744	2,819,367	(47,377)

HSBC Bank USA, National Association
	Australian Dollar	Sell	10/21/15	2,157,409	2,314,564	157,155

	Canadian Dollar	Buy	10/21/15	6,614,625	6,925,133	(310,508)

	Euro	Buy	9/16/15	2,918,627	2,853,601	65,026

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/21/15	2,185,591	2,346,153	(160,562)

	British Pound	Buy	9/16/15	557,131	553,754	3,377

	Euro	Buy	9/16/15	3,494,182	3,419,916	74,266

	Japanese Yen	Sell	11/18/15	5,155,470	5,036,341	(119,129)

	Norwegian Krone	Sell	9/16/15	5,402,022	5,719,270	317,248

	Singapore Dollar	Buy	11/18/15	1,137,647	1,165,898	(28,251)

	Swedish Krona	Buy	9/16/15	4,921,831	4,942,723	(20,892)

	Swiss Franc	Buy	9/16/15	1,950,912	1,964,772	(13,860)

32 International Capital Opportunities Fund

FORWARD CURRENCY CONTRACTS at 8/31/15 (aggregate face value $161,024,579) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.
	Australian Dollar	Sell	10/21/15	$1,691,315	$1,927,714	$236,399

	British Pound	Buy	9/16/15	1,828,358	1,816,352	12,006

	Euro	Buy	9/16/15	4,847,655	4,494,628	353,027

	Hong Kong Dollar	Sell	11/18/15	3,466,285	3,465,135	(1,150)

	Israeli Shekel	Buy	10/21/15	4,305,047	4,479,066	(174,019)

	Swedish Krona	Buy	9/16/15	5,165,514	5,249,510	(83,996)

	Swiss Franc	Buy	9/16/15	2,379,802	2,441,656	(61,854)

UBS AG
	British Pound	Buy	9/16/15	4,471,468	4,217,963	253,505

	Euro	Sell	9/16/15	3,901,492	3,709,277	(192,215)

	Japanese Yen	Sell	11/18/15	1,689,526	1,624,484	(65,042)

	Swiss Franc	Buy	9/16/15	3,620,106	3,714,741	(94,635)

WestPac Banking Corp.
	Canadian Dollar	Buy	10/21/15	6,008,666	6,136,956	(128,290)

	Japanese Yen	Sell	11/18/15	2,213,987	2,162,732	(51,255)

Total						$504,424

International Capital Opportunities Fund 33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$23,025,096	$—	$—

Austria	—	5,859,330	—

Belgium	—	14,367,860	—

Canada	23,349,856	—	—

China	7,130,989	—	—

Denmark	—	10,644,541	—

Faroe Islands	—	1,462,456	—

Finland	—	7,615,892	—

France	—	22,638,341	—

Germany	—	31,067,997	—

Greece	—	2,432,445	—

Hong Kong	12,143,160	—	—

Ireland	—	12,103,469	—

Italy	—	26,734,651	—

Japan	127,492,076	—	—

Netherlands	—	3,674,767	—

New Zealand	7,305,939	—	—

Norway	—	10,257,576	—

Singapore	4,831,644	—	—

South Africa	—	6,297,164	—

South Korea	15,059,714	—	—

Spain	—	2,778,738	—

Sweden	—	5,676,610	—

Switzerland	—	30,368,460	—

Taiwan	29,117,516	—	—

United Kingdom	—	90,430,102	6

United States	4,582,461	—	—

Total common stocks	254,038,451	284,410,399	6

Short-term investments	1,679,082	10,739,469	—

Totals by level	$255,717,533	$295,149,868	$6

34 International Capital Opportunities Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$504,424	$—

Totals by level	$—	$504,424	$—

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

International Capital Opportunities Fund 35

Statement of assets and liabilities 8/31/15

ASSETS

Investment in securities, at value, including $9,800,825 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $533,006,210)	$539,719,758
Affiliated issuers (identified cost $11,147,649) (Notes 1 and 5)	11,147,649

Foreign currency (cost $1,386,595) (Note 1)	1,339,890

Foreign tax reclaim	399,080

Dividends, interest and other receivables	1,490,704

Receivable for shares of the fund sold	294,418

Receivable for investments sold	141

Unrealized appreciation on forward currency contracts (Note 1)	2,732,371

Prepaid assets	10,966

Total assets	557,134,977

LIABILITIES

Payable for investments purchased	276,128

Payable for shares of the fund repurchased	798,184

Payable for compensation of Manager (Note 2)	325,686

Payable for custodian fees (Note 2)	39,142

Payable for investor servicing fees (Note 2)	168,353

Payable for Trustee compensation and expenses (Note 2)	254,540

Payable for administrative services (Note 2)	2,181

Payable for distribution fees (Note 2)	242,943

Unrealized depreciation on forward currency contracts (Note 1)	2,227,947

Collateral on securities loaned, at value (Note 1)	10,388,567

Collateral on certain derivative contracts, at value (Note 1)	920,000

Other accrued expenses	203,830

Total liabilities	15,847,501

Net assets	$541,287,476

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$570,401,034

Undistributed net investment income (Note 1)	7,384,531

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(43,626,971)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	7,128,882

Total — Representing net assets applicable to capital shares outstanding	$541,287,476

(Continued on next page)

36 International Capital Opportunities Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($403,286,194 divided by 11,766,490 shares)	$34.27

Offering price per class A share (100/94.25 of $34.27)*	$36.36

Net asset value and offering price per class B share ($9,488,574 divided by 278,054 shares)**	$34.12

Net asset value and offering price per class C share ($30,072,264 divided by 883,964 shares)**	$34.02

Net asset value and redemption price per class M share ($5,891,331 divided by 172,881 shares)	$34.08

Offering price per class M share (100/96.50 of $34.08)*`	$35.32

Net asset value, offering price and redemption price per class R share
($25,605,098 divided by 757,740 shares)	$33.79

Net asset value, offering price and redemption price per class Y share
($66,944,015 divided by 1,951,895 shares)	$34.30

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Capital Opportunities Fund	37

Statement of operations Year ended 8/31/15

INVESTMENT INCOME

Dividends (net of foreign tax of $1,801,402)	$17,958,342

Interest (including interest income of $1,990 from investments in affiliated issuers) (Note 5)	3,577

Securities lending (Note 1)	189,749

Total investment income	18,151,668

EXPENSES

Compensation of Manager (Note 2)	4,802,634

Investor servicing fees (Note 2)	1,265,022

Custodian fees (Note 2)	106,081

Trustee compensation and expenses (Note 2)	23,498

Distribution fees (Note 2)	1,836,747

Administrative services (Note 2)	15,965

Other	358,856

Total expenses	8,408,803

Expense reduction (Note 2)	(5,100)

Net expenses	8,403,703

Net investment income	9,747,965

Net realized loss on investments (Notes 1 and 3)	(42,583,726)

Net realized loss on foreign currency transactions (Note 1)	(2,791,691)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,868,544

Net unrealized depreciation of investments during the year	(47,209,200)

Net loss on investments	(90,716,073)

Net decrease in net assets resulting from operations	$(80,968,108)

The accompanying notes are an integral part of these financial statements.

38 International Capital Opportunities Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 8/31/15	Year ended 8/31/14

Operations:
Net investment income	$9,747,965	$9,984,998

Net realized gain (loss) on investments
and foreign currency transactions	(45,375,417)	132,845,804

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(45,340,656)	(40,190,447)

Net increase (decrease) in net assets resulting
from operations	(80,968,108)	102,640,355

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(10,015,296)	(7,796,531)

Class B	(132,389)	(83,403)

Class C	(400,001)	(227,846)

Class M	(96,443)	(63,132)

Class R	(608,786)	(345,071)

Class Y	(1,860,449)	(1,798,539)

From net realized long-term gain on investments
Class A	(2,114,967)	—

Class B	(53,578)	—

Class C	(147,269)	—

Class M	(28,582)	—

Class R	(149,071)	—

Class Y	(342,889)	—

Redemption fees (Note 1)	—	166

Decrease from capital share transactions (Note 4)	(155,214,343)	(101,908,507)

Total decrease in net assets	(252,132,171)	(9,582,508)

NET ASSETS

Beginning of year	793,419,647	803,002,155

End of year (including undistributed net investment income
of $7,384,531 and $14,067,279, respectively)	$541,287,476	$793,419,647

The accompanying notes are an integral part of these financial statements.

International Capital Opportunities Fund 39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio of
	Net asset		Net realized										Ratio	net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
August 31, 2015	$39.38	.56	(4.78)	(4.22)	(.73)	(.16)	(.89)	—	—	$34.27	(10.70)	$403,286	1.28	1.56	14
August 31, 2014	35.34	.48	4.05	4.53	(.49)	—	(.49)	— [d]	—	39.38	12.83	573,060	1.39	1.20	84
August 31, 2013	30.33	.38	5.02	5.40	(.39)	—	(.39)	— [d]	—	35.34	17.89	577,634	1.43	1.11	48
August 31, 2012	32.47	.47	(1.75)	(1.28)	(.87)	—	(.87)	— [d]	.01 [e]	30.33	(3.57)	578,024	1.41	1.58	34
August 31, 2011	28.17	.33	4.14	4.47	(.30)	—	(.30)	— [d]	.13 [f,g]	32.47	16.26	754,251	1.47	.95	23

Class B
August 31, 2015	$39.11	.29	(4.74)	(4.45)	(.38)	(.16)	(.54)	—	—	$34.12	(11.38)	$9,489	2.03	.81	14
August 31, 2014	35.08	.17	4.04	4.21	(.18)	—	(.18)	— [d]	—	39.11	11.99	14,885	2.14	.42	84
August 31, 2013	30.09	.12	4.98	5.10	(.11)	—	(.11)	— [d]	—	35.08	16.99	18,153	2.18	.35	48
August 31, 2012	32.08	.24	(1.68)	(1.44)	(.56)	—	(.56)	— [d]	.01 [e]	30.09	(4.27)	20,546	2.16	.81	34
August 31, 2011	27.80	.05	4.10	4.15	—	—	—	— [d]	.13 [f,g]	32.08	15.40	30,517	2.22	.15	23

Class C
August 31, 2015	$39.03	.29	(4.72)	(4.43)	(.42)	(.16)	(.58)	—	—	$34.02	(11.36)	$30,072	2.03	.82	14
August 31, 2014	35.05	.18	4.01	4.19	(.21)	—	(.21)	— [d]	—	39.03	11.96	39,594	2.14	.46	84
August 31, 2013	30.07	.12	4.99	5.11	(.13)	—	(.13)	— [d]	—	35.05	17.02	38,667	2.18	.37	48
August 31, 2012	32.11	.24	(1.70)	(1.46)	(.59)	—	(.59)	— [d]	.01 [e]	30.07	(4.30)	38,301	2.16	.81	34
August 31, 2011	27.87	.07	4.09	4.16	(.05)	—	(.05)	— [d]	.13 [f,g]	32.11	15.38	53,823	2.22	.20	23

Class M
August 31, 2015	$39.12	.39	(4.75)	(4.36)	(.52)	(.16)	(.68)	—	—	$34.08	(11.14)	$5,891	1.78	1.08	14
August 31, 2014	35.11	.28	4.03	4.31	(.30)	—	(.30)	— [d]	—	39.12	12.28	7,849	1.89	.71	84
August 31, 2013	30.14	.21	4.99	5.20	(.23)	—	(.23)	— [d]	—	35.11	17.30	7,597	1.93	.61	48
August 31, 2012	32.22	.32	(1.72)	(1.40)	(.69)	—	(.69)	— [d]	.01 [e]	30.14	(4.06)	7,397	1.91	1.09	34
August 31, 2011	27.95	.16	4.11	4.27	(.13)	—	(.13)	— [d]	.13 [f,g]	32.22	15.71	9,013	1.97	.46	23

Class R
August 31, 2015	$38.82	.46	(4.70)	(4.24)	(.63)	(.16)	(.79)	—	—	$33.79	(10.92)	$25,605	1.53	1.31	14
August 31, 2014	34.78	.37	3.99	4.36	(.32)	—	(.32)	— [d]	—	38.82	12.53	39,648	1.64	.96	84
August 31, 2013	29.81	.26	4.96	5.22	(.25)	—	(.25)	— [d]	—	34.78	17.59	39,339	1.68	.80	48
August 31, 2012	31.95	.38	(1.70)	(1.32)	(.83)	—	(.83)	— [d]	.01 [e]	29.81	(3.78)	98,121	1.66	1.30	34
August 31, 2011	27.73	.26	4.06	4.32	(.23)	—	(.23)	— [d]	.13 [f,g]	31.95	15.99	107,047	1.72	.76	23

Class Y
August 31, 2015	$39.43	.66	(4.79)	(4.13)	(.84)	(.16)	(1.00)	—	—	$34.30	(10.46)	$66,944	1.03	1.84	14
August 31, 2014	35.38	.58	4.06	4.64	(.59)	—	(.59)	— [d]	—	39.43	13.11	118,385	1.14	1.47	84
August 31, 2013	30.37	.47	5.01	5.48	(.47)	—	(.47)	— [d]	—	35.38	18.18	121,612	1.18	1.37	48
August 31, 2012	32.54	.55	(1.76)	(1.21)	(.97)	—	(.97)	— [d]	.01 [e]	30.37	(3.33)	105,113	1.16	1.84	34
August 31, 2011	28.22	.44	4.13	4.57	(.38)	—	(.38)	— [d]	.13 [f,g]	32.54	16.58	117,332	1.22	1.27	23

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 International Capital Opportunities Fund	International Capital Opportunities Fund	41

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to $0.01 per share outstanding as of November 29, 2011.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.12 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted $0.01 per share outstanding as of May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding as of December 21, 2010.

The accompanying notes are an integral part of these financial statements.

42 International Capital Opportunities Fund

Notes to financial statements 8/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2014 through August 31, 2015.

Putnam International Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize companies outside the United States that Putnam Management believes have favorable investment potential. Putnam Management may also consider other factors it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

International Capital Opportunities Fund 43

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market

44 International Capital Opportunities Fund

prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $625,427 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $229,984 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $10,388,567 and the value of securities loaned amounted to $9,862,453 which includes an amount for securities that are deemed worthless at period end.

International Capital Opportunities Fund 45

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015 the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% Prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2015, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$9,759,538	$905,686	$10,665,224

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $32,126,012 recognized during the period between November 1, 2014 and August 31, 2015 to its fiscal year ending August 31, 2016.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from late year loss deferrals, from realized gains and losses on passive foreign investment companies, and from unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the

46 International Capital Opportunities Fund

fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,317,349 to decrease undistributed net investment income and $3,317,349 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$84,350,047
Unrealized depreciation	(78,472,233)

Net unrealized appreciation	5,877,814
Undistributed ordinary income	8,064,093
Capital loss carryforward	(10,665,224)
Post-October capital loss deferral	(32,126,012)
Cost for federal income tax purposes	$544,989,593

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P Developed Ex-U.S. SmallCap Index each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.917% of the fund’s average net assets before a decrease of $1,054,647 (0.165% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through December 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

International Capital Opportunities Fund 47

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$933,700	Class R	63,145

Class B	23,116	Class Y	166,000

Class C	66,145	Total	$1,265,022

Class M	12,916

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $774 under the expense offset arrangements and by $4,326 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $359, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares,

48 International Capital Opportunities Fund

respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,177,911	Class M	48,933

Class B	116,618	Class R	159,089

Class C	334,196	Total	$1,836,747

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $30,938 and $272 from the sale of class A and class M shares, respectively, and received $6,607 and $306 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $4 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$86,608,033	$251,581,291

U.S. government securities (Long-term)	—	—

Total	$86,608,033	$251,581,291

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/15		Year ended 8/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	774,387	$27,890,444	954,863	$37,778,927

Shares issued in connection with
reinvestment of distributions	335,199	11,413,523	187,126	7,346,566

	1,109,586	39,303,967	1,141,989	45,125,493

Shares repurchased	(3,894,735)	(138,717,514)	(2,933,943)	(115,892,242)

Net decrease	(2,785,149)	$(99,413,547)	(1,791,954)	$(70,766,749)

	Year ended 8/31/15		Year ended 8/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	22,465	$814,257	24,667	$972,074

Shares issued in connection with
reinvestment of distributions	5,288	180,201	2,038	79,886

	27,753	994,458	26,705	1,051,960

Shares repurchased	(130,309)	(4,669,208)	(163,546)	(6,446,223)

Net decrease	(102,556)	$(3,674,750)	(136,841)	$(5,394,263)

International Capital Opportunities Fund 49

	Year ended 8/31/15		Year ended 8/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	79,263	$2,859,090	47,748	$1,875,129

Shares issued in connection with
reinvestment of distributions	14,579	495,248	5,233	204,663

	93,842	3,354,338	52,981	2,079,792

Shares repurchased	(224,268)	(7,932,249)	(141,920)	(5,578,920)

Net decrease	(130,426)	$(4,577,911)	(88,939)	$(3,499,128)

	Year ended 8/31/15		Year ended 8/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	5,026	$181,095	5,967	$235,116

Shares issued in connection with
reinvestment of distributions	3,500	118,911	1,549	60,632

	8,526	300,006	7,516	295,748

Shares repurchased	(36,301)	(1,302,699)	(23,207)	(907,304)

Net decrease	(27,775)	$(1,002,693)	(15,691)	$(611,556)

	Year ended 8/31/15		Year ended 8/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	208,306	$7,390,302	366,757	$14,318,497

Shares issued in connection with
reinvestment of distributions	21,637	727,639	8,618	334,122

	229,943	8,117,941	375,375	14,652,619

Shares repurchased	(493,476)	(17,493,083)	(485,215)	(18,918,737)

Net decrease	(263,533)	$(9,375,142)	(109,840)	$(4,266,118)

	Year ended 8/31/15		Year ended 8/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	728,962	$25,968,068	1,018,761	$40,084,270

Shares issued in connection with
reinvestment of distributions	58,802	2,000,434	41,424	1,625,496

	787,764	27,968,502	1,060,185	41,709,766

Shares repurchased	(1,838,278)	(65,138,802)	(1,494,801)	(59,080,459)

Net decrease	(1,050,514)	$(37,170,300)	(434,616)	$(17,370,693)

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$48,698	$115,422,250	$114,711,866	$1,990	$759,082

Totals	$48,698	$115,422,250	$114,711,866	$1,990	$759,082

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

50 International Capital Opportunities Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$226,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$2,732,371	Payables	2,227,947

Total		$2,732,371		$2,227,947

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(2,538,745)	$(2,538,745)

Total	$(2,538,745)	$(2,538,745)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$1,954,214	$1,954,214

Total	$1,954,214	$1,954,214

International Capital Opportunities Fund	51

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$—	$114,672	$367,884	$671,305	$48,786	$57,715	$222,181	$394,891	$601,432	$253,505	$—	$2,732,371

Total Assets	$—	$114,672	$367,884	$671,305	$48,786	$57,715	$222,181	$394,891	$601,432	$253,505	$—	$2,732,371

Liabilities:

Forward currency contracts#	80,698	229,494	86,031	166,255	112,434	47,377	310,508	342,694	321,019	351,892	179,545	2,227,947

Total Liabilities	$80,698	$229,494	$86,031	$166,255	$112,434	$47,377	$310,508	$342,694	$321,019	$351,892	$179,545	$2,227,947

Total Financial and Derivative Net Assets	$(80,698)	$(114,822)	$281,853	$505,050	$(63,648)	$10,338	$(88,327)	$52,197	$280,413	$(98,387)	$(179,545)	$504,424

Total collateral received (pledged)†##	$—	$(111,000)	$281,853	$480,000	$—	$(19,984)	$(88,327)	$52,197	$—	$—	$—

Net amount	$(80,698)	$(3,822)	$—	$25,050	$(63,648)	$30,322	$—	$—	$280,413	$(98,387)	$(179,545)

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

52 International Capital Opportunities Fund	International Capital Opportunities Fund	53

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $19,761,019, or $1.25 per share (for all classes of shares). Taxes paid to foreign countries were $1,801,402, or $0.11 per share (for all classes of shares).

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $2,623 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

54 International Capital Opportunities Fund

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

International Capital Opportunities Fund 55

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

56 International Capital Opportunities Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

International Capital Opportunities Fund	57

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

58 International Capital Opportunities Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2055 Fund
Global Telecommunications Fund	RetirementReady® 2050 Fund
Global Utilities Fund	RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
Asset Allocation	RetirementReady® 2035 Fund
George Putnam Balanced Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Global Asset Allocation Funds — four	RetirementReady® 2020 Fund
investment portfolios that spread your	RetirementReady® 2015 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

International Capital Opportunities Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 International Capital Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Robert J. Darretta	Vice President and
Investment Sub-Manager	Katinka Domotorffy	Chief Compliance Officer
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Michael J. Higgins
London, England SW1A 1LD	Kenneth R. Leibler	Vice President, Treasurer,
	Robert E. Patterson	and Clerk
Marketing Services	George Putnam, III
Putnam Retail Management	Robert L. Reynolds	Janet C. Smith
One Post Office Square	W. Thomas Stephens	Vice President,
Boston, MA 02109		Principal Accounting Officer,
	Officers	and Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	Susan G. Malloy
and Trust Company		Vice President and
	Jonathan S. Horwitz	Assistant Treasurer
Legal Counsel	Executive Vice President,
Ropes & Gray LLP	Principal Executive Officer, and	James P. Pappas
	Compliance Liaison	Vice President
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Mark C. Trenchard
PricewaterhouseCoopers LLP	Vice President and	Vice President and
	Principal Financial Officer	BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN011
296301 10/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2015	$81,035	$ —	$14,703	$ —
August 31, 2014	$82,399	$ —	$14,970	$ —

For the fiscal years ended August 31, 2015 and August 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $694,379 and $591,144 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2015	$ —	$679,676	$ —	$ —

August 31, 2014	$ —	$576,174	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 29, 2015